UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate Income Fund II (FCT)
Annual Report
For the Year Ended
May 31, 2023

First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Letter from the Chairman and CEO
May 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Senior Floating Rate Income Fund II (the “Fund”), which contains detailed information about the Fund for the twelve months ended May 31, 2023.
Between developments at the Federal Reserve (the “Fed”), stock market returns, and the myriad of economic data that we have processed here at First Trust over the past six months, I have no shortage of developments to share with you. Let’s begin with the Fed. In a widely expected move, the Fed voted to keep the Federal Funds target rate unchanged at their meeting on June 14, 2023, ending a streak of ten straight interest rate increases over the past 15 months. That said, the Fed also hinted that at least two more interest rate hikes are likely if they are going to bring inflation down to their desired level of 2.0%. Inflation, as measured by the 12-month rate of change in the Consumer Price Index, stood at 4.0% as of June 20, 2023, well below its most recent high of 9.1% in June 2022. Despite tighter monetary policy, the U.S. added 1.57 million jobs this year, a 2.5% annualized growth rate, and real gross domestic product rose at a 1.3% annualized rate in the first quarter of 2023, according to Brian Wesbury, Chief Economist at First Trust.
Driven by developments in Artificial Intelligence, the S&P 500® Index has had an exceptional start to the year, posting a total return of 15.8% for the year-to-date period ended June 16, 2023. The tech-centric Nasdaq-100 Index® has seen a staggering 38.5% total return over the same period. When the stock market increases by 20% or more from its most recent low, it is often referred to as a “bull market.” On June 8, 2023, the S&P 500® Index closed at 4,293.93, 20.04% above its most recent low of 3,577.03 (which occurred on October 12, 2022). We’ll leave it to the pundits to debate how long this bull market will last, but history shows that bull markets typically fare better when there are longer pauses between interest rate hikes, according to Bloomberg.
Meanwhile, the effects of higher inflation and the Fed’s restrictive monetary policy appear to be taking a toll on the U.S. consumer. U.S. household debt reached a record $17.05 trillion in the first quarter of 2023. Furthermore, total balances for U.S. credit card holders did not decline in the first quarter of the year, marking the first time that has happened since 2001. ATTOM, a property data analytics company, reported that U.S. foreclosure activity (including default notices) for the month of May 2023 increased by 14%, to 35,195 properties, from the same period a year ago, according to its own release. That said, not all the news is negative. The Fed reported that the net worth of U.S. households stood at $148.8 trillion at the end of the first quarter of 2023, up $3 trillion from when it stood at $145.8 trillion at the end of the fourth quarter of 2022, according to MarketWatch. Most of the increase in household net worth can be attributed to the rebound in the stock market. The value of equities held by U.S. households jumped by $2.4 trillion in the first quarter of 2023. As the great economist Milton Friedman famously said, the effects of monetary policy are long and variable. In my opinion, time will reveal the full impact of the tighter economic policies of the past 15 months on the consumer and the U.S. economy.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of May 31, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$9.56
Common Share Net Asset Value (“NAV”)	$10.96
Premium (Discount) to NAV	(12.77)%
Net Assets Applicable to Common Shares	$284,657,340
Current Monthly Distribution per Common Share(1)	$0.0920
Current Annualized Distribution per Common Share	$1.1040
Current Distribution Rate on Common Share Price(2)	11.55%
Current Distribution Rate on NAV(2)	10.07%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 5/31/23	5 Years Ended 5/31/23	10 Years Ended 5/31/23	Inception (5/25/04) to 5/31/23
Fund Performance(3)
NAV(4)	6.01%	3.42%	4.16%	4.12%
Market Value	-4.14%	2.22%	2.59%	3.13%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index(5)	5.91%	3.69%	3.77%	4.51%
(1)	Most recent distribution paid through May 31, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.046 per share on that date, which represented a positive impact on the Fund’s performance of 0.42%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 5.53%, 3.32%, 4.11%, and 4.10%, in the one-year, five-year, ten-year and since inception periods ended May 31, 2023, respectively.
(5)	Formerly, S&P/LSTA Leveraged Loan Index.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of May 31, 2023 (Unaudited)
Credit Quality (S&P Ratings)(6)	% of Senior Loans and other Debt Securities(7)
BBB-	8.3%
BB+	7.6
BB	3.2
BB-	12.6
B+	15.2
B	35.2
B-	14.7
CCC+	2.3
CCC	0.2
Not Rated	0.7
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(7)
HUB International Limited	4.2%
Verscend Technologies, Inc. (Cotiviti)	3.5
SS&C Technologies, Inc.	3.0
Charter Communications Operating, LLC	2.9
Nexstar Broadcasting, Inc.	2.7
Zelis Payments Buyer, Inc.	2.7
PG&E Corp.	2.6
AssuredPartners, Inc.	2.6
USI, Inc. (fka Compass Investors, Inc.)	2.5
Alliant Holdings I, LLC	2.4
Total	29.1%
Industry Classification	% of Total Long-Term Investments(7)
Software	19.3%
Insurance	16.1
Health Care Technology	11.1
Media	10.7
Hotels, Restaurants & Leisure	7.2
Health Care Providers & Services	6.8
Commercial Services & Supplies	5.4
Containers & Packaging	2.7
Electric Utilities	2.6
Professional Services	2.5
Wireless Telecommunication Services	2.1
Diversified Telecommunication Services	2.1
Capital Markets	1.9
Food Products	1.7
Health Care Equipment & Supplies	1.5
Machinery	1.0
Specialty Retail	0.9
Diversified Consumer Services	0.9
Pharmaceuticals	0.9
Trading Companies & Distributors	0.7
Financial Services	0.6
Electronic Equipment, Instruments & Components	0.6
Food Staples & Retailing	0.3
Communications Equipment	0.2
Automobile Components	0.1
Building Products	0.1
Oil, Gas & Consumable Fuels	0.0*
Entertainment	0.0*
Life Sciences Tools & Services	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(6)	The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2023 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 16 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2023, the First Trust Leveraged Finance Team managed or supervised approximately $5.5 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and four exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in such lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
Two sweeping themes colored the twelve-month period ended May 31, 2023: the Federal Reserve’s (the “Fed”) fight against stubbornly high inflation, and persistent interest rate volatility. The May 2022 (reported in June 2022) Consumer Price Index (“CPI”) printed 8.6%, over four times greater than the Fed’s 2.0% target. Consequently, the Fed raised interest rates by 0.75% at their June 2022 Federal Open Market Committee Meeting, marking the single largest percentage point rate increase in the last 28 years. At the same time, consumer confidence hit a 16-month low, and equities (the S&P 500® Index) fell 20.47% from the all-time high reached on January 3, 2022. The Fed went on to deliver three more 0.75% interest rate hikes at their July, September, and November 2022 meetings (for a total of four 0.75% interest rate hikes in 2022). At this point, the market postulated that the Fed might “pivot” to a more accommodative interest rate policy, despite the November 2022 (reported in December 2022) CPI printing 7.1%; again, well above the Fed’s 2.0% target. As the Fed “slowed” its aggressive pace of rate hikes from 0.75% per meeting to 0.50% per meeting in December 2022, the market still maintained (as evidenced by Fed Fund Futures) that the Fed was unlikely to reach its ultimate inflation target. However, in light of inflation’s slow deceleration, the Fed forged on, delivering the equivalent of seventeen 25 basis point (“bps”) rate hikes during the twelve-month period ended May 31, 2023.
Despite the Fed’s demonstrated resolve, the market’s interpretation of their policy path remained remarkably fickle in the first quarter of 2023; in early March, after a strong labor market report, the market expected a terminal Federal Funds target rate of 5.50-5.75%, higher than the Fed’s own “dot plot” projection. However, by the end of the first quarter of 2023, investors had rapidly slashed rate expectations amid chaos in the banking sector, pricing in a terminal Federal Funds target rate of 4.75-5.00%. In effect, the market went from expecting as many as three interest rate hikes in 2023, to pricing in as many as four interest rate cuts by January 2024. While the market waivered in the first quarter of 2023, the Fed did not, as they maintained their forecast of a 5.00-5.25% terminal Federal Funds target rate at the May 2023 meeting. At the same time, the April 2023 (reported in May 2023) CPI remained 4.9%, proving the Fed’s battle against inflation had yet to be won.
The 10-Year U.S. Treasury yield (rates) increased from 2.85% on May 31, 2022, to 3.88% on December 30, 2022, after reaching highs of 4.24% in October 2022. The 10-Year U.S. Treasury yielded 3.65% as of May 31, 2023. Over the last twelve months, investors experienced two stark return profiles. As rising interest rates plagued fixed income returns in 2022, from May 31, 2022 to December 30, 2022, investment grade corporate bonds returned -4.07%, senior loans returned 1.70%, high yield bonds returned -3.76%, and equities (the S&P 500® Index) returned -6.14%. However, as yields rose across nearly all fixed income asset classes in 2023, the bond math improved; from December 30, 2022 to May 31, 2023, investment grade corporate bonds returned 2.94%, senior loans returned 4.15% and high yield bonds returned 3.73%, while exuberant investor sentiment pushed the S&P 500® Index up 9.65% over that same time period.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2023 (Unaudited)
Senior Loan Market
Senior loan spreads over the 3-month London Interbank Offered Rate (“LIBOR”) increased 57 bps in the 12-month period ended May 31, 2023 to L+608 bps. The current spread is 91 bps above the senior loan market’s long-term average spread of L+517 bps (December 1997 – May 2023). Loan fund outflows totaled $49.8 billion over the last twelve-month (“LTM”) period. Seventeen consecutive monthly inflows totaling $71.70 billion (from December 2020 to April 2022) preceded recent outflows.
During the LTM period, higher quality BB rated senior loans returned 7.51%, outperforming single-B rated senior loans (6.07%) and CCC rated senior loans (-1.55%). The average price of senior loans in the market decreased from $94.64 at the beginning of the period to $92.89 at the end of the period.(1)
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries increased 48 bps in the 12-month period ended May 31, 2023 to T+471 bps. The current spread is 79 bps below the high-yield bond market’s long-term average spread over U.S. Treasuries of T+550 bps (December 1997 – May 2023). High-yield bond funds reported their fifth monthly outflow in the last six months, marking the eighth outflow over the LTM period. High-yield bond outflows totaled $24.7 billion in the LTM period.
During the LTM period, higher quality BB rated high-yield bonds returned -0.49%, underperforming single-B rated bonds (0.32%) and outperforming CCC rated bonds (-0.57%). The average price of high-yield bonds in the market decreased from $92.46 at the beginning of the period to $87.48 at the end of the period.(1)
Default Rates
During the 12-month period ended May 31, 2023, default rates increased within the high-yield bond and senior loan markets, as respectively measured by the JP Morgan High-Yield Bond Universe and the Morningstar® LSTA® US Leveraged Loan Index. The LTM default rate within the high-yield bond market increased from 0.43% at the beginning of the period to 1.49% at end of the period. The LTM default rate within the senior loan market increased from 0.21% at the beginning of the period to 1.58% at the end of the period. The default rates in both the high-yield bond market and the senior loan market are below the long-term average default rates of 3.02% and 2.72%, respectively.(2)
(1)	Source: Bloomberg. Performance of senior loans and high-yield bonds are based on the Morningstar® LSTA® US Leveraged Loan Index and ICE BofA U.S. High Yield Constrained Index, respectively.
(2)	Source: J.P. Morgan High Yield Default Monitor.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2023 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 5/31/23	5 Years Ended 5/31/23	10 Years Ended 5/31/23	Inception (5/25/04) to 5/31/23
Fund Performance[3]
NAV(4)	6.01%	3.42%	4.16%	4.12%
Market Value	-4.14%	2.22%	2.59%	3.13%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index(5)	5.91%	3.69%	3.77%	4.51%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the 12-month period ended May 31, 2023, the Fund returned(3) 6.01%, based on net asset value (“NAV”) and -4.14%, based on market price. This compares to the Morningstar® LSTA® US Leveraged Loan Index’s (the “Index”) return of 5.91% over the same period.
The Fund’s discount to NAV widened 923 bps from one year ago. At the start of the period, the Fund’s market price traded at a -3.54% discount to NAV; by the end of the period, the Fund’s market price traded at a -12.77% discount to NAV.
The primary contributors to performance relative to the Index over the LTM period were the Fund’s security selection and overweight allocation within the Software industry and the Insurance industry.  Within the Software industry, the Fund’s overweight positions in a digital advertising company and companies that provide application software drove performance.  Within the Insurance industry, the Fund benefited from overweight positions in multiple insurance brokerage companies.  Additionally, the Fund’s use of leverage enhanced performance as senior loans generated positive returns in the LTM period.  The Fund strategically reduced leverage from 28.31% to 14.43% by selling into strength as the Index returned 5.91% in the LTM period.
(3)	Total return is based on the combination of reinvested divided, capital gain, and return of capital distribution, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for period of less than one year.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.046 per share on that date, which represented a positive impact on the Fund’s performance of 0.42%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 5.53%, 3.32%, 4.11%, and 4.10%, in the one-year, five-year, ten-year and since inception periods ended May 31, 2023, respectively.
(5)	Formerly, S&P/LSTA Leveraged Loan Index.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Annual Report
May 31, 2023 (Unaudited)
The Fund’s overweight allocation to the Media industry and security selection within the Commercial Services & Supplies industry partially offset the aforementioned tailwinds to performance. Within the Media industry, the Fund’s overweight allocation to two cable television providers and a broadcasting company detracted from performance. Within the Commercial Service & Supplies industry, the Fund’s overweight to a sanitation company proved a partial headwind to performance. Further, the Fund increased its allocation to high yield bonds from 1.92% to 7.58% throughout the period. The Fund’s allocation to high yield bonds proved a modest headwind to performance as high yield bonds generated marginally negative returns in the LTM period.
The Fund has a practice of seeking to maintain relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0720 per share and ended the period at $0.0920 per share. At the $0.0920 per share monthly distribution rate, the annualized distribution rate at May 31, 2023 was 10.07% based on NAV and 11.55% based on market price. For the twelve-month period ended May 31, 2023, 88.29% of the distributions were characterized as ordinary income and 11.71% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
By the second half of 2022, financial markets had refocused on an increasingly hawkish Fed. While persistent rate volatility depressed fixed income returns in 2022, higher levels of income supported positive returns in 2023. Though corporate issuer fundamentals proved intact at the beginning of the period, marked by healthy balance sheets and strong liquidity profiles, we expect volatility to persist as investors navigate the current business cycle. Given our expectation of a recession in late 2023 or early 2024, we continue to favor defensive positioning in businesses that exhibit lower cyclicality. In this environment of widespread uncertainty and dislocation, we remain focused on our detailed credit underwriting process and disciplined approach to risk management.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 112.8%
	Application Software – 16.7%
$625,998	Applied Systems, Inc., 2026 Term Loan, 3 Mo. SOFR + 4.50%, 0.50% Floor	9.40%	09/19/26	$626,351
1,519,713	ConnectWise, LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.65%	09/30/28	1,457,504
3,097,136	Epicor Software Corp., First Lien Term Loan C, 1 Mo. SOFR + 3.25%, 0.75% Floor	8.52%	07/30/27	3,017,927
4,363,534	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. SOFR + 4.00%, 0.75% Floor	9.00%	10/01/27	4,138,529
2,685,763	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.,), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor	9.15%	12/01/27	2,623,870
611,678	Hyland Software, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.75% Floor	11.40%	07/10/25	585,137
1,995,203	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	8.65%	07/01/24	1,961,534
4,118,244	Informatica Corporation, Initial Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	7.94%	10/29/28	4,097,220
1,298,758	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	8.90%	09/15/24	1,296,862
1,265,863	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2nd Lien Term Loan, 1 Mo. SOFR + 6.25%, 0.00% Floor	11.40%	02/23/29	1,113,960
2,444,608	Internet Brands, Inc. (Web MD/MH Sub I. LLC), Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	8.90%	09/13/24	2,444,412
69,335	ION Trading Technologies Limited, Term Loan B, 3 Mo. LIBOR + 4.75%, 0.00% Floor	9.91%	04/01/28	66,612
4,780,676	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor	9.90%	08/31/27	2,939,016
2,166,657	McAfee Corp. (Condor Merger Sub, Inc.), Tranche B-1 Term Loan, 1 Mo. SOFR + 3.75%, 0.50% Floor	8.84%	02/28/29	2,035,758
359,350	N-Able, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.50% Floor	8.48%	07/19/28	357,104
2,087,723	Open Text Corporation (GXS), New Term Loan B, 1 Mo. SOFR + 3.50%, 0.50% Floor	8.75%	01/31/30	2,085,980
5,148,867	Open Text Corporation (GXS), Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.90%	05/30/25	5,146,859
912,941	RealPage, Inc., Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.75% Floor	11.65%	04/22/29	861,209
5,702,541	RealPage, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor	8.15%	04/24/28	5,492,260
3,073,448	SolarWinds Holdings, Inc., Extended Term Loan B, 1 Mo. SOFR + 3.75%, 0.00% Floor	8.90%	02/17/27	3,068,561
486,325	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. LIBOR + 4.00%, 0.50% Floor	9.16%	06/04/28	437,330
381,380	Ultimate Kronos Group (UKG, Inc.), 2021 Term Loan, 3 Mo. SOFR + 3.25%, 0.50% Floor	8.27%	05/03/26	366,930
1,288,330	Ultimate Software Group, Inc., Initial Term Loan B, 3 Mo. SOFR + 3.75%, 0.00% Floor	8.90%	05/03/26	1,245,660
				47,466,585
	Asset Management & Custody Banks – 2.3%
3,770,225	Edelman Financial Engines Center, LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor	8.90%	04/07/28	3,624,996
3,248,900	Edelman Financial Engines Center, LLC, Term Loan Second Lien, 1 Mo. LIBOR + 6.75%, 0.00% Floor	11.90%	07/20/26	3,082,394
				6,707,390

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Automotive Parts & Equipment – 0.2%
$516,737	Truck Hero, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor	9.02%	01/31/28	$472,817
	Broadcasting – 4.3%
313,313	E.W. Scripps Company, Tranche B-3 Term Loan, 1 Mo. SOFR + 2.75%, 0.75% Floor	8.02%	01/07/28	297,257
1,719,808	Gray Television, Inc., Term Loan E, 1 Mo. SOFR + 2.50%, 0.00% Floor	7.61%	01/02/26	1,655,049
3,101,009	iHeartCommunications, Inc., Second Amendment Incremental Term Loan B, 1 Mo. SOFR + 3.25%, 0.50% Floor	8.40%	05/01/26	2,445,363
1,199,070	iHeartCommunications, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	8.15%	05/01/26	942,547
6,811,673	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	7.65%	09/19/26	6,750,266
21,120	Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan C-5, 1 Mo. LIBOR + 2.75%, 1.00% Floor	7.90%	03/15/24	21,153
11,558	Univision Communications, Inc., 2021 Replacement New First Lien Term Loan, 1 Mo. LIBOR + 3.25%, 0.75% Floor	8.40%	03/15/26	11,187
				12,122,822
	Building Products – 0.1%
263,495	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. SOFR + 3.50%, 0.50% Floor	8.67%	02/28/29	243,173
	Cable & Satellite – 3.4%
6,624,508	Cablevision (aka CSC Holdings, LLC), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	7.36%	07/17/25	6,099,516
9,323	Charter Communications Operating LLC, Term Loan B1, 1 Mo. SOFR + 1.75%, 0.00% Floor	6.90%	04/30/25	9,315
3,556,191	Charter Communications Operating, LLC, Term Loan B1, 3 Mo. SOFR + 1.75%, 0.00% Floor	6.80%	04/30/25	3,553,168
				9,661,999
	Casinos & Gaming – 1.6%
4,411,659	Golden Nugget, Inc. (Fertitta Entertainment LLC), Initial Term Loan B, 1 Mo. SOFR + 4.00%, 0.50% Floor	9.15%	01/27/29	4,255,883
216,322	Scientific Games Holdings LP (Scientific Games Lottery), Initial Dollar Term Loan, 3 Mo. SOFR + 3.50%, 0.50% Floor	8.42%	04/04/29	209,107
				4,464,990
	Coal & Consumable Fuels – 0.0%
28,750	Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	7.90%	03/07/24	28,625
	Commercial Printing – 1.2%
3,501,554	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. SOFR + 5.00%, 0.50% Floor	10.25%	10/29/28	3,416,746
	Communications Equipment – 0.3%
850,661	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	8.40%	04/06/26	800,897
	Education Services – 0.5%
1,464,521	Ascensus Holdings, Inc. (Mercury), First Lien Term Loan, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.69%	08/02/28	1,408,379
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Electric Utilities – 3.2%
$9,133,723	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor	8.19%	06/23/25	$9,078,510
	Electronic Equipment & Instruments – 0.7%
1,361,150	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. SOFR + 3.25%, 0.50% Floor	8.50%	11/03/28	1,293,093
865,558	Verifone Systems, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.00% Floor	9.48%	08/20/25	757,904
				2,050,997
	Environmental & Facilities Services – 2.0%
5,696,776	GFL Environmental, Inc., Extended Term Loan B, 3 Mo. SOFR + 3.00%, 0.50% Floor	8.15%	05/31/27	5,695,010
	Food Distributors – 0.3%
906,505	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	7.15%	08/31/26	904,021
	Health Care Equipment – 0.0%
85,965	Embecta Corp., Initial Term Loan, 6 Mo. SOFR + 3.00%, 0.50% Floor	7.79%	03/31/29	84,442
	Health Care Facilities – 1.2%
492,772	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.65%	08/24/28	490,924
2,966,136	Select Medical Corporation, Term Loan B, 1 Mo. SOFR + 2.50%, 0.00% Floor	7.75%	03/06/25	2,957,326
				3,448,250
	Health Care Services – 4.4%
2,614,519	ADMI Corp. (Aspen Dental), 2020 Incremental Term Loan B2, 1 Mo. LIBOR + 3.38%, 0.50% Floor	8.53%	12/23/27	2,408,861
1,066,705	ADMI Corp. (Aspen Dental), 2021 Incremental Term Loan B3, 1 Mo. LIBOR + 3.75%, 0.50% Floor	8.90%	12/23/27	984,835
2,623,514	CHG Healthcare Services, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor	8.40%	09/30/28	2,573,339
2,643,817	DaVita, Inc., Term Loan B, 1 Mo. SOFR + 1.75%, 0.00% Floor	7.02%	08/12/26	2,582,547
2,608,862	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. SOFR + 3.00%, 0.50% Floor	8.27%	10/29/28	2,556,490
1,980,166	Global Medical Response, Inc. (fka Air Medical), 2021 Refinancing Term Loan, 3 Mo. LIBOR + 4.25%, 1.00% Floor	9.24%	10/02/25	1,392,304
				12,498,376
	Health Care Supplies – 1.8%
5,274,319	Medline Borrower, LP (Mozart), Initial Dollar Term Loan, 1 Mo. LIBOR + 3.25%, 0.50% Floor	8.40%	10/21/28	5,120,098
	Health Care Technology – 13.5%
4,850,243	athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan B, 1 Mo. SOFR + 3.50%, 0.50% Floor	8.60%	02/15/29	4,583,480
1,318,863	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	9.40%	12/16/25	1,238,669
1,799,062	Ensemble RCM, LLC (Ensemble Health), Term Loan B, 3 Mo. SOFR + 3.75%, 0.00% Floor	8.90%	08/01/26	1,799,062
4,249,947	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. SOFR + 3.25%, 0.75% Floor	8.40%	03/10/28	4,079,566
5,011,350	Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo. LIBOR + 4.00%, 0.00% Floor	9.15%	10/23/26	4,983,187

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Technology (Continued)
$12,281,395	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. LIBOR + 4.00%, 0.00% Floor	9.15%	08/27/25	$12,272,430
9,608,764	Zelis Payments Buyer, Inc., New Term Loan B-1, 1 Mo. LIBOR + 3.50%, 0.00% Floor	8.65%	09/30/26	9,542,175
				38,498,569
	Hotels, Resorts & Cruise Lines – 2.4%
458,338	Alterra Mountain Company, Term Loan B-2, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.65%	08/17/28	457,192
5,911,648	Four Seasons Holdings, Inc., New Term Loan B, 1 Mo. SOFR + 3.25%, 0.50% Floor	8.50%	11/30/29	5,925,185
396,956	Wyndham Hotels & Resorts, Inc., Extended Term Loan B, 1 Mo. SOFR + 2.25%, 0.00% Floor	7.35%	05/30/30	396,502
				6,778,879
	Industrial Machinery & Supplies & Components – 1.3%
1,042,204	Copeland (Emerald Debt Merger Sub LLC/EMRLD), Initial Term Loan, 3 Mo. SOFR + 3.00%, 0.00% Floor	8.26%	05/31/30	1,031,130
254,038	Filtration Group Corporation, 2021 Incremental Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.77%	10/21/28	249,698
1,775,063	Filtration Group Corporation, 2023 Extended Term Loan, 1 Mo. SOFR + 4.25%, 0.50% Floor	9.46%	05/19/28	1,761,750
615,584	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), New Term Loan B1, 6 Mo. LIBOR + 3.50%, 0.50% Floor	8.60%	07/31/27	594,925
				3,637,503
	Insurance Brokers – 18.7%
2,534,435	Alliant Holdings I, LLC, Term Loan B-4, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.63%	11/06/27	2,474,242
5,844,810	Alliant Holdings I, LLC, Term Loan B-5, 1 Mo. SOFR + 3.50%, 0.50% Floor	8.56%	11/06/27	5,707,135
3,730,732	Amwins Group, Inc., Feb. 2023 Incremental Term Loan, 1 Mo. SOFR + 2.75%, 0.75% Floor	8.00%	02/19/28	3,704,617
1,994,901	Amwins Group, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	7.40%	02/28/28	1,958,644
473,048	AssuredPartners, Inc., 2021 Term Loan B, 1 Mo. SOFR + 3.50%, 0.00% Floor	8.77%	02/13/27	461,075
107,631	AssuredPartners, Inc., 2022 Incremental Term Loan B4, 1 Mo. SOFR + 4.25%, 0.50% Floor	9.40%	02/13/27	106,757
1,809,360	AssuredPartners, Inc., Incremental Term Loan 2022, 1 Mo. SOFR + 3.50%, 0.50% Floor	8.65%	02/13/27	1,763,375
6,412,332	AssuredPartners, Inc., Term Loan B, 1 Mo. SOFR + 3.50%, 0.00% Floor	8.77%	02/12/27	6,249,362
3,772,342	BroadStreet Partners, Inc., Initial Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	8.15%	01/27/27	3,676,864
363,037	BroadStreet Partners, Inc., Term Loan B-3, 1 Mo. SOFR + 4.00%, 0.00% Floor	8.99%	01/26/29	358,136
13,642,284	HUB International Limited, Initial Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	8.14%	04/25/25	13,557,633
35,901	HUB International Limited, Initial Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	8.16%	04/25/25	35,678
955,699	HUB International Limited, New Term Loan B-3, 1 Mo. LIBOR + 3.25%, 0.75% Floor	8.40%	04/25/25	950,734
2,450	HUB International Limited, New Term Loan B-3, 2 Mo. LIBOR + 3.25%, 0.75% Floor	8.41%	04/25/25	2,438
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Insurance Brokers (Continued)
$498,380	IMA Financial Group, Inc., Incremental Term Loan B-2, 1 Mo. SOFR + 4.25%, 0.50% Floor	9.45%	11/01/28	$490,904
3,067,540	Ryan Specialty Group, LLC, Term Loan B1, 1 Mo. SOFR + 3.00%, 0.75% Floor	8.25%	09/01/27	3,065,148
6,943,059	USI, Inc. (fka Compass Investors Inc.), 2021 New Term Loans, 3 Mo. LIBOR + 3.25%, 0.00% Floor	8.41%	12/02/26	6,927,646
1,721,111	USI, Inc. (fka Compass Investors, Inc.), 2022 New Term Loan, 3 Mo. SOFR + 3.75%, 0.50% Floor	8.65%	11/30/29	1,696,904
				53,187,292
	Integrated Telecommunication Services – 2.3%
3,361,467	Numericable (Altice France SA or SFR), Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	8.02%	07/31/25	3,112,517
747,257	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. SOFR + 4.25%, 0.50% Floor	9.40%	03/09/27	591,786
3,740,009	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.00%, 0.00% Floor	8.15%	03/09/27	2,889,886
				6,594,189
	Managed Health Care – 0.7%
2,281,542	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 4.25%, 0.50% Floor	9.73%	08/31/28	1,927,903
	Metal, Glass & Plastic Containers – 0.2%
490,440	Berry Global, Inc., Term Loan Z, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.85%	07/01/26	487,443
	Office Services & Supplies – 1.3%
3,600,464	Dun & Bradstreet Corp., Refinancing Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	8.41%	02/08/26	3,584,082
	Other Specialty Retail – 1.1%
2,210,315	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. SOFR + 3.25%, 0.75% Floor	8.41%	03/03/28	2,169,336
1,069,187	Petsmart, Inc., Initial Term Loan B, 1 Mo. SOFR + 3.75%, 0.75% Floor	9.00%	02/12/28	1,056,357
				3,225,693
	Packaged Foods & Meats – 2.1%
5,902,411	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	7.52%	08/03/25	5,900,286
	Paper & Plastic Packaging Products & Materials – 3.2%
4,590,074	Graham Packaging Company, L.P., Term Loan B, 1 Mo. SOFR + 3.00%, 0.75% Floor	8.27%	08/04/27	4,481,060
1,620,561	Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group Holdings), Term Loan B-2, 1 Mo. SOFR + 3.25%, 0.00% Floor	8.52%	02/05/26	1,611,534
2,972,943	Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group Holdings), Tranche B-3 U.S. Term Loan, 1 Mo. SOFR + 3.25%, 0.50% Floor	8.52%	09/20/28	2,913,811
				9,006,405
	Pharmaceuticals – 1.0%
967,032	Jazz Pharmaceuticals, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.65%	05/05/28	966,166
248,731	Nestle Skin Health (Sunshine Lux VII SARL/Galderma), 2021 Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor	8.91%	10/02/26	243,142

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Pharmaceuticals (Continued)
$1,792,394	Parexel International Corp. (Phoenix Newco), First Lien Term Loan, 1 Mo. LIBOR + 3.25%, 0.50% Floor	8.40%	11/15/28	$1,736,283
				2,945,591
	Property & Casualty Insurance – 0.6%
1,835,924	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 1 Mo. SOFR + 3.75%, 0.00% Floor	8.90%	02/24/28	1,788,447
	Research & Consulting Services – 3.1%
5,922,821	Clarivate Analytics PLC (Camelot), Amendment No. 2 Incremental Term Loan, 1 Mo. SOFR + 3.00%, 1.00% Floor	8.27%	10/31/26	5,863,593
1,000,000	Clarivate Analytics PLC (Camelot), Initial Term Loan B, 1 Mo. SOFR + 3.00%, 0.00% Floor	8.27%	10/31/26	990,000
289,680	Corelogic, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.69%	06/02/28	260,007
384,876	J.D. Power (Project Boost Purchaser LLC), 2021 Incremental Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.65%	05/26/26	379,504
997,416	J.D. Power (Project Boost Purchaser LLC), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	8.65%	05/30/26	983,831
354,382	Veritext Corporation (VT TopCo, Inc.), Non-Fungible 1st Lien Term Loan, 1 Mo. SOFR + 3.75%, 0.75% Floor	9.02%	08/10/25	350,483
				8,827,418
	Restaurants – 4.4%
7,298,552	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), Term Loan B-4, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.90%	11/14/26	7,157,143
5,582,269	IRB Holding Corp. (Arby’s/Inspire Brands), 2022 Replacement Term B Loan, 1 Mo. SOFR + 3.00%, 0.75% Floor	8.25%	12/15/27	5,426,691
				12,583,834
	Security & Alarm Services – 1.6%
4,549,406	Garda World Security Corporation, Term Loan B-2, 1 Mo. SOFR + 4.25%, 0.00% Floor	9.44%	10/30/26	4,486,283
	Specialized Consumer Services – 0.6%
921,686	Asurion, LLC, New B-8 Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	8.40%	12/23/26	854,352
1,093,343	Asurion, LLC, Second Lien Term Loan B-3, 1 Mo. LIBOR + 5.25%, 0.00% Floor	10.40%	01/31/28	903,381
				1,757,733
	Specialized Finance – 0.7%
846,021	Radiate Holdco, LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. LIBOR + 3.25%, 0.75% Floor	8.40%	09/25/26	705,129
1,476,645	WCG Purchaser Corp. (WIRB- Copernicus Group), Term Loan B, 1 Mo. SOFR + 4.00%, 1.00% Floor	9.27%	01/08/27	1,405,581
				2,110,710
	Systems Software – 6.5%
4,012,602	BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	8.90%	10/02/25	3,962,444
960,825	Idera, Inc., Initial Term Loan, 1 Mo. SOFR + 3.75%, 0.75% Floor	8.88%	02/15/28	925,097
881,407	Proofpoint, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor	8.40%	08/31/28	853,004
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$2,367,232	SS&C Technologies Holdings, Inc., Term Loan B-3, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.90%	04/16/25	$2,356,781
2,094,530	SS&C Technologies Holdings, Inc., Term Loan B-4, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.90%	04/16/25	2,085,283
5,060,638	SS&C Technologies Holdings, Inc., Term Loan B-5, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.90%	04/16/25	5,039,636
3,270,724	SUSE (Marcel Lux IV SARL), Facility B1 USD, Daily SOFR + 3.25%, 0.00% Floor	8.16%-8.44%	03/15/26	3,250,282
				18,472,527
	Trading Companies & Distributors – 0.8%
112,742	SRS Distribution, Inc., 2020 Refinancing Term Loan, 1 Mo. SOFR + 3.50%, 0.50% Floor	8.75%	06/04/28	107,166
2,314,295	SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.65%	06/04/28	2,203,648
				2,310,814
	Wireless Telecommunication Services – 2.5%
7,234,856	SBA Senior Finance II LLC, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	6.91%	04/11/25	7,229,574
	Total Senior Floating-Rate Loan Interests			321,015,302
	(Cost $329,343,669)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 8.6%
	Application Software – 0.1%
560,000	GoTo Group, Inc. (d)	5.50%	09/01/27	319,607
	Broadcasting – 2.6%
1,000,000	Gray Television, Inc. (d)	5.88%	07/15/26	860,749
2,000,000	Gray Television, Inc. (d)	7.00%	05/15/27	1,649,649
3,043,000	Nexstar Media, Inc. (d)	5.63%	07/15/27	2,795,680
2,395,000	Sirius XM Radio, Inc. (d)	3.13%	09/01/26	2,115,801
				7,421,879
	Cable & Satellite – 2.8%
7,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp. (d)	5.13%	05/01/27	6,493,637
2,000,000	CSC Holdings, LLC (d)	7.50%	04/01/28	1,086,192
374,000	CSC Holdings, LLC (d)	11.25%	05/15/28	354,803
				7,934,632
	Casinos & Gaming – 0.4%
572,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Co., Inc. (d)	4.63%	01/15/29	499,934
572,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	4.25%	12/01/26	537,271
				1,037,205
	Health Care Facilities – 1.7%
2,500,000	Tenet Healthcare Corp.	6.25%	02/01/27	2,464,894
2,500,000	Tenet Healthcare Corp.	5.13%	11/01/27	2,391,166
				4,856,060
	Health Care Services – 0.2%
376,000	DaVita, Inc. (d)	4.63%	06/01/30	322,518

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Health Care Services (Continued)
$226,000	DaVita, Inc. (d)	3.75%	02/15/31	$179,624
324,000	Global Medical Response, Inc. (d)	6.50%	10/01/25	219,213
				721,355
	Insurance Brokers – 0.3%
359,000	AmWINS Group, Inc. (d)	4.88%	06/30/29	320,875
500,000	AssuredPartners, Inc. (d)	7.00%	08/15/25	493,719
				814,594
	Integrated Telecommunication Services – 0.2%
769,000	Zayo Group Holdings, Inc. (d)	4.00%	03/01/27	538,046
	Systems Software – 0.3%
1,007,000	SS&C Technologies, Inc. (d)	5.50%	09/30/27	962,125
	Total Corporate Bonds and Notes			24,605,503
	(Cost $26,795,935)
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.6%
	Application Software – 0.0%
22,000	Open Text Corp. (d)	3.88%	02/15/28	19,287
	Environmental & Facilities Services – 0.6%
1,554,000	GFL Environmental, Inc. (d)	3.75%	08/01/25	1,473,452
305,000	GFL Environmental, Inc. (d)	4.00%	08/01/28	272,626
				1,746,078
	Total Foreign Corporate Bonds and Notes			1,765,365
	(Cost $1,783,097)

Shares	Description	Value
COMMON STOCKS (c) – 0.1%
	Pharmaceuticals – 0.1%
150,392	Akorn, Inc. (e) (f) (g)	140,993
	(Cost $1,724,086)
WARRANTS (c) – 0.0%
	Movies & Entertainment – 0.0%
315,514	Cineworld Group PLC, expiring 11/23/25 (e) (g) (h)	10,793
	(Cost $0)
RIGHTS (c) – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (g) (h) (i) (j)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (g) (h) (i) (j)	0
	Total Rights	0
	(Cost $0)
	Total Investments – 122.1%	347,537,956
	(Cost $359,646,787)
	Outstanding Loans – (16.9)%	(48,000,000)
	Net Other Assets and Liabilities – (5.2)%	(14,880,616)
	Net Assets – 100.0%	$284,657,340

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
May 31, 2023
(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2023, securities noted as such amounted to $21,514,808 or 7.6% of net assets.
(e)	This issuer has filed for protection in bankruptcy court.
(f)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(g)	Non-income producing security.
(h)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At May 31, 2023, securities noted as such are valued at $0 or 0.0% of net assets.
(j)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 321,015,302	$ —	$ 321,015,302	$ —
Corporate Bonds and Notes*	24,605,503	—	24,605,503	—
Foreign Corporate Bonds and Notes*	1,765,365	—	1,765,365	—
Common Stocks*	140,993	—	140,993	—
Warrants*	10,793	—	10,793	—
Rights*	—**	—	—	—**
Total Investments	$ 347,537,956	$—	$ 347,537,956	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
May 31, 2023
ASSETS:
Investments, at value (Cost $359,646,787)	$ 347,537,956
Cash	5,483,489
Receivables:
Investment securities sold	1,193,683
Interest	1,100,562
Prepaid expenses	21,235
Total Assets	355,336,925
LIABILITIES:
Outstanding loans	48,000,000
Payables:
Investment securities purchased	22,176,708
Investment advisory fees	212,961
Interest and fees on loans	111,750
Audit and tax fees	69,879
Administrative fees	24,965
Shareholder reporting fees	24,612
Legal fees	12,549
Trustees’ fees and expenses	7,678
Custodian fees	2,215
Transfer agent fees	1,612
Financial reporting fees	771
Unrealized depreciation on unfunded loan commitments	29,721
Other liabilities	4,164
Total Liabilities	70,679,585
NET ASSETS	$284,657,340
NET ASSETS consist of:
Paid-in capital	$ 352,816,114
Par value	259,834
Accumulated distributable earnings (loss)	(68,418,608)
NET ASSETS	$284,657,340
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.96
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Year Ended May 31, 2023
INVESTMENT INCOME:
Interest	$ 26,036,268
Total investment income	26,036,268
EXPENSES:
Interest and fees on loans	2,746,131
Investment advisory fees	2,645,011
Administrative fees	238,334
Shareholder reporting fees	92,137
Audit and tax fees	74,803
Legal fees	71,367
Listing expense	25,292
Trustees’ fees and expenses	18,445
Custodian fees	16,751
Transfer agent fees	15,874
Financial reporting fees	9,250
Other	40,853
Total expenses	5,994,248
NET INVESTMENT INCOME (LOSS)	20,042,020
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(18,246,359)
Net change in unrealized appreciation (depreciation) on:
Investments	12,137,364
Unfunded loan commitments	42,804
Net change in unrealized appreciation (depreciation)	12,180,168
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,066,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 13,975,829

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets
	Year Ended 5/31/2023	Year Ended 5/31/2022
OPERATIONS:
Net investment income (loss)	$ 20,042,020	$ 14,768,290
Net realized gain (loss)	(18,246,359)	(1,184,588)
Net change in unrealized appreciation (depreciation)	12,180,168	(24,665,993)
Net increase (decrease) in net assets resulting from operations	13,975,829	(11,082,291)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(20,337,430)	(14,904,773)
Return of capital	(2,696,843)	(10,282,054)
Total distributions to shareholders	(23,034,273)	(25,186,827)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	366,260
Net increase (decrease) in net assets resulting from capital transactions	—	366,260
Total increase (decrease) in net assets	(9,058,444)	(35,902,858)
NET ASSETS:
Beginning of period	293,715,784	329,618,642
End of period	$ 284,657,340	$ 293,715,784
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	25,983,388	25,953,421
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	29,967
Common Shares at end of period	25,983,388	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Year Ended May 31, 2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$13,975,829
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(286,356,199)
Sales, maturities and paydown of investments	362,772,423
Return of capital distributions received from investments	259,985
Net amortization/accretion of premiums/discounts on investments	(1,269,945)
Net realized gain/loss on investments	18,246,359
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(12,180,168)
Changes in assets and liabilities:
Decrease in interest receivable	221,103
Decrease in prepaid expenses	2
Decrease in interest and fees payable on loans	(14,852)
Decrease in investment advisory fees payable	(51,364)
Decrease in audit and tax fees payable	(3,173)
Increase in legal fees payable	9,799
Increase in shareholder reporting fees payable	4,230
Decrease in administrative fees payable	(4,883)
Decrease in custodian fees payable	(5,591)
Decrease in transfer agent fees payable	(9,165)
Increase in trustees’ fees and expenses payable	4,575
Increase in other liabilities payable	428
Cash provided by operating activities		$95,599,393
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(20,337,430)
Distributions to Common Shareholders from return of capital	(2,696,843)
Repayment of borrowings	(164,000,000)
Proceeds from borrowings	96,000,000
Cash used in financing activities		(91,034,273)
Increase in cash		4,565,120
Cash at beginning of period		918,369
Cash at end of period		$5,483,489
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,760,983

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended May 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 11.30	$ 12.70	$ 12.46	$ 13.70	$ 14.05
Income from investment operations:
Net investment income (loss)	0.78	0.56	0.55	0.67	0.74
Net realized and unrealized gain (loss)	(0.23)	(0.99)	0.90	(0.97)	(0.36)
Total from investment operations	0.55	(0.43)	1.45	(0.30)	0.38
Distributions paid to shareholders from:
Net investment income	(0.79)	(0.57)	(0.56)	(0.69)	(0.73)
Return of capital	(0.10)	(0.40)	(0.69)	(0.25)	—
Total distributions paid to Common Shareholders	(0.89)	(0.97)	(1.25)	(0.94)	(0.73)
Common Share repurchases	—	—	0.04	—	—
Net asset value, end of period	$10.96	$11.30	$12.70	$12.46	$13.70
Market value, end of period	$9.56	$10.90	$12.60	$11.12	$11.98
Total return based on net asset value (a)	6.01%	(3.64)%	13.51%	(1.38)%	3.44%
Total return based on market value (a)	(4.14)%	(6.31)%	26.18%	0.65%	(2.17)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 284,657	$ 293,716	$ 329,619	$ 332,267	$ 365,804
Ratio of total expenses to average net assets	2.08%	1.67%	1.70%	2.35%	2.53%
Ratio of total expenses to average net assets excluding interest expense	1.13%	1.24%	1.30%	1.26%	1.24%
Ratio of net investment income (loss) to average net assets	6.97%	4.64%	4.37%	4.98%	5.34%
Portfolio turnover rate	67%	45%	78%	64%	58%
Indebtedness:
Total loans outstanding (in 000’s)	$ 48,000	$ 116,000	$ 136,000	$ 119,000	$ 163,000
Asset coverage per $1,000 of indebtedness (b)	$ 6,930	$ 3,532	$ 3,424	$ 3,792	$ 3,244

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the most recent price provided by a pricing service;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
2)	available market prices for the fixed-income security;
3)	the fundamental business data relating to the borrower;
4)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
5)	the type, size and cost of the security;
6)	the financial statements of the borrower, or the financial condition of the country of issue;
7)	the credit quality and cash flow of the borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
8)	the information as to any transactions in or offers for the security;
9)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)	the coupon payments;
11)	the quality, value and salability of collateral, if any, securing the security;
12)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)	the borrower’s competitive position within the industry;
15)	the borrower’s ability to access additional liquidity through public and/or private markets; and
16) other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. As of May 31, 2023, the Fund had the following unfunded loan commitments:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan	$ 595,841	$ 592,789	$ 563,070	$ (29,719)
Veritext Corporation (VT TopCo, Inc.), Term Loan	154	154	152	(2)
		$592,943	$563,222	$(29,721)
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2023, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	150,392	$0.94	$1,724,086	$140,993	0.05%
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $179,855, a decrease in accumulated net realized gain (loss) of $172,329, and a decrease to paid-in capital of $7,526. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$20,337,430	$14,904,773
Capital gains	—	—
Return of capital	2,696,843	10,282,054
As of May 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(56,234,585)
Net unrealized appreciation (depreciation)	(12,184,023)
Total accumulated earnings (losses)	(68,418,608)
Other	—
Paid-in capital	353,075,948
Total net assets	$284,657,340
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2023, the Fund had $56,234,585 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2023, the Fund did not incur any late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of May 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$359,692,258	$1,086,568	$(13,240,870)	$(12,154,302)
G. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2023, were $234,544,080 and $283,925,899, respectively.
5. Borrowings
The Fund has a credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $138,000,000. Prior to October 13, 2022, the maximum commitment amount was $148,000,000. Effective December 16, 2022, the Fund amended its Credit Agreement with Scotia (“Amended Credit Agreement”). The Amended Credit Agreement maintains the maximum commitment amount of $138,000,000. The Amended Credit Agreement replaces LIBOR as the applicable rate with Term SOFR plus a credit spread adjustment of (a) 10 bps for a loan with a one month interest period, (b) 25 bps for a loan with a three month interest period, and (c) 40 bps for a loan with a six month interest period. The spread on borrowed assets bearing interest at Term SOFR changed to the reference rate + 95 bps (plus the applicable credit spread adjustment). Prior to December 16, 2022, the borrowing rate was either: (i) the applicable LIBOR rate plus 80 basis points or (ii) the greater of (a) the prime rate as in effect from time to time, (b) the federal funds effective rate plus 2% and (c) the overnight eurodollar rate plus 2%. Under the Amended Credit Agreement the commitment fee, charged on any undrawn amount of the maximum commitment amount, will remain at 0.15% when usage is greater than or equal to 75% or 25 bps if less than 75% of the total facility size is utilized. The average amount outstanding under the Credit Agreement for the year ended May 31, 2023, was $64,821,918 with the average weighted average interest rate of 4.39%. As of May 31, 2023, the Fund had two SOFR loans outstanding under the Credit Agreement totaling $48,000,000, which approximates fair value. In addition to the LIBOR and SOFR loans, the Fund had Prime Rate loans during the period with interest rates ranging from 4.00% to 8.00%. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the year ended May 31, 2023 were 8.00% and 1.66%, respectively. The weighted average interest rate at May 31, 2023 was 6.14%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Senior Floating Rate Income Fund II:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 25, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 22, 2022, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 19, 2022. At the Annual Meeting, James A. Bowen and Robert F. Keith were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 21,119,272 and the number of votes withheld was 304,645. The number of votes cast in favor of Mr. Keith was 21,119,272 and the number of votes withheld was 304,645. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated its existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital.
Principal Investment Policies
The Fund pursues its investment objectives through investment in a portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. The portion of the Fund’s assets invested in Senior Loans will vary from time to time consistent with the Fund’s investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans have rates of interest which are typically redetermined either monthly, quarterly or semiannually by reference to a base lending rate, plus a premium. The Senior Loans in which the Fund invests are primarily below investment grade instruments, commonly referred to as “high yield” securities or “junk bonds.”
Under normal market conditions, the Fund may also:
•	Invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as collateralized loan obligations (“CLOs”)), investment grade loans and fixed income debt obligations of any maturity, money market instruments, such as commercial paper, and publicly-traded high yield debt securities.
•	Invest up to 10% of its Managed Assets in securities of:
o	Firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing; or
o	Firms prior to an event of default whose acute operating and/or financial problems have resulted in the markets valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds.
These foregoing investments are comprised of Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith.
•	Invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, exclusively in developed countries and territories of those countries, but in no case will the Fund invest in securities of issuers located in emerging markets.
It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in such lower grade debt instruments. The Fund’s investments in debt instruments may have fixed or variable principal payments and all types of interest rate and reset terms, including, but not limited to, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.
The Fund does not intend to purchase publicly-traded equity securities but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.
The Fund may enter into certain derivative transactions to seek to manage the risks of the Fund’s portfolio securities and certain of these derivative transactions may provide investment leverage to the Fund’s portfolio. The Fund does not enter into derivative transactions as a principal part of its investment strategy.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
“Managed Assets” means the gross asset value of the Fund (including assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of Preferred Shares is not treated as a liability. Percentage limitations described herein are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio and other events.
The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days’ prior notice of any change in the Fund’s investment strategy. There can be no assurance that the Fund’s investment objectives will be achieved.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the “1940 Act”)), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2. Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.
3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.
4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Commission exemptive order.
5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objectives, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.
6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.
7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.
For purposes of fundamental investment restriction numbers 1 and 2 above, the Fund treats the Lender selling a participation and any persons interpositioned between the Lender and the Fund as an issuer. The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its total assets (including the amount borrowed) less all liabilities other than borrowings.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends and/or interest or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally,

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many of the floating rate instruments held by the Fund. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have  illustrated, such events may affect certain geographic regions, countries, sectors and

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection.  Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition,

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia represented approximately 14.43% of Managed Assets as of May 31, 2023. Asset coverage with respect to the borrowings was 693.04% as of May 31, 2023 and the Fund had $90,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2023, the maximum commitment amount of the Credit Agreement was $138,000,000. As of May 31, 2023, the approximate average annual interest and fee rate was 6.61%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 6.61%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.95%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
The table further assumes leverage representing 14.43% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 6.61%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-12.80%	-6.96%	-1.11%	4.73%	10.57%
Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

Board of Trustees and Officers
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	231	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	231	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Three Year Term• Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	231	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Three Year Term• Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	231	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	231	None
(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Niel B. Nielson and Denise M. Keefe, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	231	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since September 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Niel B. Nielson and Denise M. Keefe, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Floating Rate Income Fund II (FCT)
May 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $59,000 for 2022 and $59,000 for 2023.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $21,515 for 2022 and $14,070 for 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2022 and $0 for 2023.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

ALL OTHER FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended May 31, 2022 were $21,515 for the registrant and $16,500 for the registrant’s investment advisor and for the fiscal year ended May 31, 2023 were $14,070 for the registrant and $31,000 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of its board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of August 4, 2023

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeffrey Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 27 years of investment experience.  Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee.  Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager.  Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings.  Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses.  Mr. Housey also holds the Chartered Financial Analyst designation.  He is a member of the CFA Institute and the CFA Society of Chicago.  Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Jeffrey Scott, CFA

Senior Vice President and Portfolio Manager

Mr. Scott is a Portfolio Manager and a Sector Specialist Credit Analyst for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 33 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining First Trust, Jeff served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Jeff served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2023

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. William Housey, CFA	Registered Investment Companies:	6	$5.206B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Jeffrey Scott, CFA	Registered Investment Companies:	6	$5.206B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2023

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2023
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$50,001 - $100,000
Jeffrey Scott	$10,001-$50,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 4, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 4, 2023

* Print the name and title of each signing officer under his or her signature.